Exhibit 99.1

Press Release

Applied Micro Circuits Corporation Reports Third Quarter Fiscal 2015 Financial Results

SUNNYVALE, Calif., January 27, 2015 (GLOBE NEWSWIRE) - Applied Micro Circuits Corporation (Nasdaq: AMCC) (“AppliedMicro”) today reported its financial results for the third quarter of fiscal 2015, ended December 31, 2014.

•	Consolidated net revenue of $36.7 million

•	GAAP net loss of $12.1 million or $0.15 per share

•	Non-GAAP net loss of $7.1 million or $0.09 per share

Commenting on AppliedMicro’s third quarter operations, Dr. Paramesh Gopi, President and Chief Executive Officer, said, “We are pleased to report that our December quarter results were above the mid-point of our guidance range. Various indicators lead us to believe that our base business has stabilized.” Dr. Gopi continued, “We are on track to meet our goal of shipping 10,000 X-GeneTM units by the end of our fiscal year as our end customer pipeline expands. Meanwhile, our HeliXTM family of embedded processors is expected to revitalize our base business.”

AppliedMicro provides non-GAAP results as additional information relating to its financial condition and business trends. This information should be considered in conjunction with corresponding GAAP measures. A reconciliation between GAAP and non-GAAP financial results is provided in the financial tables section of this press release.

Conference Call and Webcast

Management will host a conference call and simultaneous webcast to discuss second quarter results and business and financial outlook today, January 27, 2015, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time.

DIAL-IN:	(866) 700-5192
(617) 213-8833

PASSCODE:	47379426

WEBCAST:	Investor Relations section of the Company’s website at www.apm.com

A replay of the call will be available starting around 6:00 p.m. Pacific Time / 9:00 p.m. Eastern Time and can be accessed by dialing 888-286-8010 or 617-801-6888 and using the access code 32069025. The replay will be available through February 3, 2015.

About AppliedMicro

Applied Micro Circuits Corporation is a global leader in computing and connectivity solutions for next-generation cloud infrastructure and data centers. AppliedMicro delivers silicon solutions that dramatically lower total cost of ownership. Corporate headquarters are located in Sunnyvale, California. www.apm.com.

(C) Copyright 2015, Applied Micro Circuits Corporation. AppliedMicro, X-Gene, X-Weave, HeliX, Server on a Chip, Cloud Processor and Cloud Server are trademarks or registered trademarks of Applied Micro Circuits Corporation. All other product or service names are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements that reflect the Company's current views and expectations with respect to future events and financial performance, including statements regarding the Company's strategic focus; product cycles; new product development, commercialization and customer acceptance; the development of the X-Gene™ ecosystem; the anticipated performance of the Company’s base business included the expected duration of weakness in service provider order patterns; and future revenues, expenses and liquidity. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company's products, successful and timely development of products, an evolving competitive landscape, rapid technological change, increased supplier lead times and other supply chain constraints, the businesses and budgeting decisions of the Company's major customers, reductions, rescheduling or cancellation of orders by the Company's customers, successful management of key service providers and recently acquired businesses, market acceptance of new products, legal and regulatory developments, and general economic conditions, and do not take into account any restructuring or related activities that the Company may undertake. More information about potential factors that could affect the Company's business and financial results is included in the "Risk Factors" set forth in the Company's Annual Report on Form 10-K for the year ended March 31, 2014, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and its other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

CONTACT:

Investor Relations Contact:
Traci Tsuchiguchi
Phone: (408) 542-8353
E-Mail: ttsuchiguchi@apm.com

Media Contact:
Mike Major
Phone: (408) 542-8831
E-mail: mmajor@apm.com

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)
	December 31, 2014	March 31, 2014
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$83,023	$106,583
Accounts receivable, net	19,247	25,178
Inventories	24,222	18,946
Other current assets	15,203	16,799
Total current assets	141,695	167,506
Property and equipment, net	20,946	20,746
Goodwill	11,425	11,425
Purchased intangibles, net	—	105
Other assets	3,976	7,754
Total assets	$178,042	$207,536
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$22,155	$26,194
Other current liabilities	22,706	28,961
Total current liabilities	44,861	55,155
Non-current liabilities:
Non-current liabilities	4,134	3,145
Stockholders' equity	129,047	149,236
Total liabilities and stockholders' equity	$178,042	$207,536

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)
	Three Months Ended			Nine Months Ended
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Net revenues	$36,747	$40,945	$54,844	$127,964	$164,379
Cost of revenues	14,842	17,716	21,644	52,815	65,383
Gross profit	21,905	23,229	33,200	75,149	98,996
Operating expenses:
Research and development	24,721	24,711	29,870	82,636	120,926
Selling, general and administrative	8,707	7,919	10,930	25,684	29,602
Amortization of purchased intangible assets	—	42	62	105	254
Restructuring	221	(110)	38	1,322	1,130
Gain on sale of T-Pack	—	—	—	—	(19,699)
Total operating expenses	33,649	32,562	40,900	109,747	132,213
Operating loss	(11,744)	(9,333)	(7,700)	(34,598)	(33,217)
Interest and other income (expense), net	475	(2,112)	617	(1,322)	4,988
Loss before income taxes	(11,269)	(11,445)	(7,083)	(35,920)	(28,229)
Income tax expense	862	272	201	993	581
Net loss	$(12,131)	$(11,717)	$(7,284)	$(36,913)	(28,810)
Basic and diluted net loss per share:	$(0.15)	$(0.15)	$(0.10)	$(0.47)	$(0.40)
Shares used in calculating basic and diluted net loss per share	78,920	78,487	73,989	78,442	71,986

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET (LOSS) INCOME
(in thousands, except per share data)
(unaudited)
	Three Months Ended			Nine Months Ended
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
GAAP net loss	$(12,131)	$(11,717)	$(7,284)	$(36,913)	$(28,810)
Adjustments:
Stock-based compensation charges	4,857	4,230	5,882	14,303	13,430
Amortization of purchased intangible assets	—	42	62	105	420
Veloce acquisition consideration	—	—	2,945	7,140	42,684
Restructuring	221	(110)	38	1,322	1,130
Impairment of a strategic investment	—	2,500	—	2,500	—
Gain on sale of TPack	—	—	—	—	(19,699)
Reversals of impairment charges upon sales of marketable securities	(129)	(11)	(17)	(158)	(3,976)
Income tax effect of non-GAAP adjustments	62	22	(48)	(307)	(156)
Total GAAP to Non-GAAP adjustments	5,011	6,673	8,862	24,905	33,833
Non-GAAP net (loss) income	$(7,120)	$(5,044)	$1,578	$(12,008)	$5,023
Diluted non-GAAP (loss) income per share	$(0.09)	$(0.06)	$0.02	$(0.15)	$0.07
Shares used in calculating diluted non-GAAP (loss) income per share	78,920	78,487	75,754	78,442	73,430
Net (loss) income per share:
GAAP loss per share	$(0.15)	$(0.15)	$(0.10)	$(0.47)	$(0.40)
GAAP to non-GAAP adjustments	0.06	0.09	0.12	0.32	0.47
Non-GAAP (loss) income per share	$(0.09)	$(0.06)	$0.02	$(0.15)	$0.07
Reconciliation of shares used in calculating non-GAAP (loss) income per share:
Shares used in calculating the basic loss per share	78,920	78,487	73,989	78,442	71,986
Adjustment for dilutive securities	—	—	1,765	—	1,444
Shares used in calculating diluted non-GAAP (loss) income per share	78,920	78,487	75,754	78,442	73,430

APPLIED MICRO CIRCUITS CORPORATION
SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(in thousands)
(unaudited)
The following schedule reconciles selected line items on the condensed consolidated statements of operations from the GAAP basis to the non-GAAP basis:
	Three Months Ended			Nine Months Ended
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
GROSS PROFIT:
GAAP gross profit	$21,905	$23,229	$33,200	$75,149	$98,996
Amortization of purchased intangible assets	—	—	—	—	166
Stock-based compensation expense	71	102	120	220	343
Non-GAAP gross profit	$21,976	$23,331	$33,320	$75,369	$99,505
OPERATING EXPENSES:
GAAP operating expenses	$33,649	$32,562	$40,900	$109,747	$132,213
Stock-based compensation expense	(4,786)	(4,128)	(5,762)	(14,083)	(13,087)
Amortization of purchased intangible assets	—	(42)	(62)	(105)	(254)
Veloce acquisition consideration	—	—	(2,945)	(7,140)	(42,684)
Gain on sale of building	—	—	—	—	19,699
Restructuring	(221)	110	(38)	(1,322)	(1,130)
Non-GAAP operating expenses	$28,642	$28,502	$32,093	$87,097	$94,757
INTEREST AND OTHER (EXPENSE) INCOME, NET
GAAP interest and other expense (income), net	$475	$(2,112)	$617	$(1,322)	$4,988
Impairment of a strategic investment	—	2,500	—	2,500	—
Reversals of impairment charges upon sales of marketable securities	(129)	(11)	(17)	(158)	(3,976)
Non-GAAP interest and other expense, net	$346	$377	$600	$1,020	$1,012
INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense	$862	$272	$201	$993	$581
Income tax adjustment	(62)	(22)	48	307	156
Non-GAAP income tax expense	$800	$250	$249	$1,300	$737
RESEARCH AND DEVELOPMENT :
GAAP research and development	$24,721	$24,711	$29,870	$82,636	$120,926
Stock-based compensation expense	(2,992)	(2,776)	(1,546)	(9,039)	(4,887)
Veloce acquisition consideration	—	—	(2,945)	(7,140)	(42,684)
Non-GAAP research and development	$21,729	$21,935	$25,379	$66,457	$73,355
SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$8,707	$7,919	$10,930	$25,684	$29,602
Stock-based compensation expense	(1,794)	(1,352)	(4,216)	(5,044)	(8,200)
Non-GAAP selling, general and administrative	$6,913	$6,567	$6,714	$20,640	$21,402

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operating activities:
Net loss	$(12,131)	$(11,717)	$(7,284)	$(36,913)	$(28,810)
Adjustments to reconcile net loss to net cash (used for) provided by operating activities:
Depreciation	2,223	2,227	2,445	6,624	7,728
Amortization of purchased intangible assets	—	42	62	105	420
Stock-based compensation expense	4,857	4,230	5,882	14,303	13,430
Veloce acquisition consideration	—	—	2,945	7,140	42,684
Tax effect on other comprehensive loss	50	110	—	(34)	—
Non-cash restructuring charges	14	—	—	14	298
Gain on sale of TPack	—	—	—	—	(19,699)
Loss on disposals of property and equipment	—	6	—	22	27
Impairment of a strategic investment	—	2,500	—	2,500	—
Changes in operating assets and liabilities:
Accounts receivable	(1,366)	5,051	(2,093)	5,931	(4,459)
Inventories	(6,605)	3,079	2,309	(5,271)	2,415
Assets held for sale	—	—	(14,260)	—	(14,260)
Other assets	(1,236)	(1,241)	16,634	(484)	16,475
Accounts payable	8,275	(5,741)	(2,479)	(3,629)	(4,423)
Accrued payroll and other accrued liabilities	1,662	(4,252)	(1,200)	(927)	610
Veloce accrued liability	(1,482)	(1,116)	(1,192)	(8,981)	(45,432)
Deferred revenue	(22)	(668)	145	(188)	(449)
Net cash (used for) provided by operating activities	(5,761)	(7,490)	1,914	(19,788)	(33,445)
Investing activities:
Proceeds from sales and maturities of short-term investments	3,155	1,238	5,291	5,075	26,594
Purchases of short-term investments	(653)	(749)	(8,064)	(2,722)	(16,241)
Proceeds from sale of TPack, net	—	—	—	3,353	29,498
Proceeds from sale of property and equipment	—	1	—	1	20
Purchase of property and equipment	(271)	(2,756)	(3,593)	(7,571)	(5,616)
Proceeds from sale of strategic equity investment	—	—	—	—	1,286
Net cash provided by (used for) investing activities	2,231	(2,266)	(6,366)	(1,864)	35,541
Financing activities:
Proceeds from issuances of common stock	27	1,757	1,646	1,890	8,582
Funding of restricted stock units withheld for taxes	(363)	(322)	(1,439)	(1,609)	(5,518)
Other	—	—	(33)	(88)	(595)
Net cash (used for) provided by financing activities	(336)	1,435	174	193	2,469
Net (decrease) increase in cash and cash equivalents	(3,866)	(8,321)	(4,278)	(21,459)	4,565
Cash and cash equivalents at the beginning of the period	53,946	62,267	27,908	71,539	19,065
Cash and cash equivalents at the end of the period	$50,080	$53,946	$23,630	$50,080	$23,630